Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Linda Zecher Higgins, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of IronNet, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 31, 2024	By:	/s/ Linda Zecher Higgins
Linda Zecher Higgins
Chief Executive Officer (Principal Executive Officer)